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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: (Date of earliest event reported) May 17, 1999



                           Franklin Auto Trust 1999-1
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               (Exact Name of Registrant as Specified in Charter)


      Delaware                 333-056869-01                 51-6510047
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(State of Incorporation)        (Commission      (I.R.S. Employer Identification
                                File Number)                  No.)


47 West 200 South, Suite 500
Salt Lake City, Utah                                            84101
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's Telephone Number, including area code (302) 636-3305
                                                   -----------------------------


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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  Other Events

         On or about May 27, 1999, Franklin Receivables LLC transferred approximately $106,523,953 of Prime, Non-Prime and Sub-Prime motor vehicle retail installment sale contracts (the "Receivables"), to Franklin Auto Trust 1999-1 (the "Trust"). The Trust transferred the Receivables to The Chase Manhattan Bank, as indenture trustee ("Indenture Trustee"), who in turn issued Class A-1 Asset Backed Notes (the "Class A-1 Notes") in the aggregate original principal amount of $66,500,000 due December 2002 and Class A-2 Asset Backed Notes (the "Class A-2 Notes") in the aggregate original principal amount of $40,023,000 due December 2006.

ITEM 7.  Financial Statements and Exhibits

(a)     Financial Statements - Not Applicable

(b)     Pro Forma Financial Information - Not Applicable

(c)     Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                           Description
-----------                           -----------

3.1 Amendment No. 1 to the Amended and Restated Limited Liability Company Agreement for Franklin Receivables LLC dated as of May 17, 1999.

23.1 Consent of Independent Accountants (PricewaterhouseCoopers LLP) as to the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries and as to the reference of PricewaterhouseCoopers LLP under the caption "Experts" in the Prospectus Supplement dated as of May 14, 1999. Incorporated by reference to Form 8-K filed on May 17, 1999 with the SEC.

23.2    Consent of Independent Accountants as to the balance sheet of the Trust.


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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FRANKLIN AUTO TRUST 1999-1, by
                                       Franklin Capital Corporation as the
                                       Servicer

                                       /s/ Jennifer J. Bolt
                                       --------------------
                                       Name:  Jennifer J. Bolt
                                       Title: President

May 17, 1998


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                                INDEX TO EXHIBITS
                                -----------------



         Exhibit No.                Description
         -----------                -----------

        3.1 Amendment No. 1 to the Amended and Restated Limited Liability Company Agreement for Franklin Receivables LLC dated as of May 17, 1999.

        23.1 Consent of Independent Accountants (PricewaterhouseCoopers LLP) as to the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries and as to the reference of PricewaterhouseCoopers LLP under the caption "Experts" in the Prospectus Supplement dated as of May 14, 1999. Incorporated by reference to Form 8-K filed on May 17, 1999 with the SEC.

        23.2 Consent of Independent Accountants as to the balance sheet of the Trust.